SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


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                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of report (Date of earliest event reported): December 1, 1998
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                               CTG Resources, Inc.
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                (Exact Name of Registrant as Specified in Charter)



        Connecticut                    1-12859                  06-1466463
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   (State or Other Jurisdiction      (Commission)              (IRS Employer
         of Incorporation)           File Number)           Identification No.)

   100 Columbus Boulevard, Hartford, Connecticut                    06103
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   (Address of Principal Executive Offices)                       (Zip Code)



   Registrant's telephone number, including area code: (860) 727-3010
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





   Item 5.  Other Events.
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        On December 1, 1998, the Board of Directors of CTG Resources, Inc. (the
   "Company") declared a dividend distribution of one right (a "Right") for each share of Common Stock, without par value, of the Company (all such shares of Common Stock of the Company, collectively, the "Common Stock") outstanding at the close of business on December 18, 1998 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of December 1, 1998 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that shares of Common Stock issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4.1 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

   Item 7.  Financial Statements and Exhibits.
   ------------------------------------------

        (a)  Financial Statements of Business Acquired:  None

        (b)  Pro Forma Financial Information:  None

        (c)  Exhibits:

             Exhibit
             Number    Exhibit
             -------   -------

              4.1 Rights Agreement (including a Form of Certificate of Adoption of Amendment to the Amended and Restated Articles of Incorporation as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto, and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto)

             99.1      Form of letter to shareholders, dated December 1998

             99.2      Press release, dated December 1, 1998












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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             CTG RESOURCES, INC.



                             By:  S/ Andrew H. Johnson
                                 ----------------------------------------
                                 Name:  Andrew H. Johnson
                                 Title:  Treasurer and Chief Accounting Officer

   Dated:  December 2, 1998






































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                                INDEX TO EXHIBITS
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        Exhibit
        Number    Exhibit
        -------   -------

         4.1 Rights Agreement (including a Form of Certificate of Adoption of Amendment to the Amended and Restated Articles of Incorporation as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto, and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto)

        99.1      Form of letter to shareholders, dated December 1998

        99.2      Press release, dated December 1, 1998






































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